                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.       [ ] CONFIDENTIAL, FOR USE OF THE
[X] Definitive proxy statement.            COMMISSION ONLY (AS PERMITTED BY RULE
[ ] Definitive additional materials.       14a-6(e)(2)).
[ ] Soliciting material under Rule 14a-12.

                             CALAMOS ADVISORS TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

   -----------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   -----------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

5) Total fee paid:

   -----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

   -----------------------------------------------------------------------------

2) Form, Schedule or Registration Statement No.:

   -----------------------------------------------------------------------------

3) Filing Party:

   -----------------------------------------------------------------------------

4) Date Filed:

   -----------------------------------------------------------------------------

                                 [CALAMOS LOGO]

                           CALAMOS(R) ADVISORS TRUST
                          CALAMOS(R) INVESTMENT TRUST

                                                                    May 10, 2002

Dear Shareholder:

      You are cordially invited to attend a special meeting of shareholders of CALAMOS INVESTMENT TRUST and CALAMOS ADVISORS TRUST, which will be held on June 26 at 3:00 p.m. Central time, in the Conference Room on the first floor of the office of the Trusts, 1111 East Warrenville Road, Naperville, Illinois.

      Among the matters scheduled for consideration at the meeting are the election of the seven trustees named in the attached proxy statement and the approval of changes in certain fundamental investment restrictions for all of the Funds of each Trust, as more fully discussed in the proxy statement. After a thorough deliberation, the trustees unanimously have concluded that the proposals are in the best interests of the Calamos Funds and our shareholders.

      Enclosed with this letter are answers to questions you may have about the proposals, the formal notice of the meeting, and the proxy statement, which gives detailed information about the proposals and why the board recommends that you vote to approve them. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call Calamos Asset Management, Inc., the Funds' investment adviser, at 1-800-582-6959.

                                          Sincerely,

                                          /s/ John P. Calamos
                                          John P. Calamos
                                          Trustee and President
Your vote is important. Please complete, sign, and date the enclosed proxy card(s) and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.


                        [CALAMOS LOGO]

CALAMOS(R) ADVISORS TRUST
CALAMOS(R) INVESTMENT TRUST
1111 East Warrenville Road
Naperville, Illinois 60563-1493
1-800-582-6959

                                 [CALAMOS LOGO]

                           CALAMOS(R) ADVISORS TRUST
                          CALAMOS(R) INVESTMENT TRUST
                      ANSWERS TO SOME IMPORTANT QUESTIONS

Q.  WHAT AM I BEING ASKED TO VOTE "FOR" ON THIS PROXY?

    A.  This proxy contains two proposals:

            1. Election of trustees

            2. Changes to certain investment restrictions

Q.  WHY IS EACH BOARD ASKING SHAREHOLDERS TO APPROVE THE SEVEN NOMINEES?

    A. Currently, each board consists of five members, three of whom were elected previously by shareholders. Each board is recommending that shareholders elect two additional independent trustees to broaden the level of experience and expertise of the board. Under the Investment Company Act of 1940, a board may elect trustees to fill any vacancy on the board, including a newly-created board seat, so long as, after such election, at least two-thirds of the trustees then holding office have been elected by shareholders. Therefore, in order to elect the two additional nominees, it was necessary to call a shareholder meeting.

      At that same time, each board recommends that the shareholders elect each of the current trustees so that all of the trustees will have been elected by shareholders.

Q. WHAT IS THE BENEFIT TO SHAREHOLDERS OF INCREASING THE BOARD FROM FIVE TO SEVEN MEMBERS?

    A. Each board believes that adding two additional independent trustees will provide shareholders with greater board oversight of the operations of each Trust due to the breadth of experience and expertise of the nominees.

Q. WHAT CHANGES ARE YOU PROPOSING TO MAKE TO THE INVESTMENT RESTRICTIONS FOR EACH FUND?

    A. We are asking you, our shareholder, to vote on up to five investment restriction changes that expand the investment possibilities of the Funds. These changes are proposals 2(a)-2(e), which are summarized below:

            a.DIVERSIFICATION: For each diversified Fund, we propose tying the diversification requirements directly to diversification provisions of the Investment Company Act of 1940 (the "1940 Act") so that the Fund's diversification requirements would change in tandem with any change in those provisions.

            b. INVESTING IN COMMODITIES: We propose carving out certain permissible transactions from the restriction on investing in real estate, commodities or commodities contracts.

            c. INVESTING IN ILLIQUID SECURITIES: We propose removing this restriction, which is unnecessary as a fundamental restriction and, subsequent to the meeting, adopting it as a nonfundamental investment restriction.

            d.BORROWING: We propose increasing the limit on borrowings (which generally would be used to meet redemption payments, if necessary).

            e.SENIOR SECURITIES: For CALAMOS INVESTMENT TRUST only, we propose allowing the issuance of senior securities to the extent permitted by the 1940 Act.

Q.  WHAT IS THE REASON FOR CHANGING THE INVESTMENT RESTRICTIONS?

    A. Since the Trusts were organized, certain legal and regulatory requirements have changed. For example, various restrictions previously required by state regulators are no longer required. Additionally, a number of the Funds' restrictions were adopted in response to business or industry conditions, practices, or requirements. With the passage of time, however, many of those restrictions are no longer necessary and may artificially limit the Funds' investment opportunities.

      Accordingly, the respective boards of trustees recommends that the shareholders vote to change the investment restrictions in conformance with federal law and current business and industry conditions, practices, and requirements.

Q. HOW WOULD THE PROPOSED INVESTMENT RESTRICTIONS AFFECT THE PERFORMANCE OF THE FUNDS?

    A. Although the proposed changes to the investment restrictions will permit the Funds greater flexibility, the respective boards of the Trusts do not anticipate that the changes will materially affect either the manner in which the Funds operate or the investment risk associated with any Fund. Furthermore, if in the future the board should change materially the manner in which a Fund is operated, the prospectus or statement of additional information would be amended accordingly.

Q.  HOW DOES EACH BOARD OF TRUSTEES SUGGEST THAT I VOTE?

    A. After careful consideration, the trustees unanimously recommend that you vote "FOR" each of the proposals on the enclosed proxy card(s).

Q.  HOW DO I VOTE?

    A. Details about voting can be found in the proxy statement under the heading "More Information about the Meeting -- How to Vote." You can vote:

            - BY MAIL - by signing and dating your proxy card(s), and mailing it in the enclosed envelope.

            - BY TELEPHONE - by following the instructions provided with your proxy card(s).

            - BY INTERNET - by following the instructions provided with your proxy card(s).

      You also may vote in person if you are able to attend the meeting. However, even if you plan to attend, we urge you to cast your vote by mail, telephone, or the Internet. That will ensure that your vote is counted, even if your plans change.

        THIS INFORMATION SUMMARIZES INFORMATION THAT IS INCLUDED IN MORE DETAIL IN THE PROXY STATEMENT. WE URGE YOU TO READ THE PROXY STATEMENT
                                   CAREFULLY.

                  IF YOU HAVE QUESTIONS, CALL 1-800-582-6959.

                           CALAMOS(R) ADVISORS TRUST

                          CALAMOS(R) INVESTMENT TRUST
                           1111 EAST WARRENVILLE ROAD
                        NAPERVILLE, ILLINOIS 60563-1493
                                 1-800-582-6959

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE 26, 2002

      A special meeting of shareholders of CALAMOS INVESTMENT TRUST and CALAMOS ADVISORS TRUST will be held in the Conference Room on the first floor of the office of the Trusts, 1111 East Warrenville Road, Naperville, Illinois, at 3:00 p.m., Central time, on June 26, 2002. At the meeting, shareholders will be asked to vote to:

          1. Elect seven trustees and

          2. Approve changes to the fundamental investment restrictions for all Funds and to transact any other business that properly comes before the meeting.

      Shareholders of record as of the close of business on April 30, 2002 are entitled to vote at the meeting (or any adjournment of the meeting).

                                          By Order of the Boards of Trustees of
                                          CALAMOS INVESTMENT TRUST and CALAMOS
                                          ADVISORS TRUST,

                                          James S. Hamman, Jr.
                                          Secretary

May 10, 2002
Naperville, Illinois

                    PLEASE COMPLETE AND RETURN THE ENCLOSED
                 PROXY CARD(S) WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN
                       PERSON IF YOU ATTEND THE MEETING.

                           CALAMOS(R) ADVISORS TRUST
                          CALAMOS(R) INVESTMENT TRUST
                           1111 EAST WARRENVILLE ROAD
                        NAPERVILLE, ILLINOIS 60563-1493
                                 1-800-582-6959

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE 26, 2002

      This proxy statement is being sent to you by the boards of trustees of CALAMOS INVESTMENT TRUST and CALAMOS ADVISORS TRUST. Each board is asking you to complete and return the enclosed proxy card(s), permitting your shares of the CALAMOS Convertible Fund, CALAMOS Convertible Growth and Income Fund, CALAMOS Market Neutral Fund, CALAMOS Growth Fund, CALAMOS Global Convertible Fund, CALAMOS High Yield Fund, CALAMOS Convertible Technology Fund, CALAMOS Mid Cap Value Fund, and/or CALAMOS Convertible Portfolio to be voted at the meeting of shareholders called to be held on June 26, 2002. Shareholders of record at the close of business on April 30, 2002 (called the "record date") are entitled to vote at the meeting. You are entitled to one vote for each share you hold, with a fraction of a vote for each fraction of a share.

      This proxy statement and enclosed proxy are first being mailed to shareholders on or about May 13, 2002 for convenience, CALAMOS INVESTMENT TRUST is referred to in this proxy statement as the "Investment Trust" and CALAMOS ADVISORS TRUST as the "Advisors Trust." Together, Investment Trust and Advisors Trust are referred to as the "Trusts." The CALAMOS Convertible Fund, CALAMOS Growth and Income Fund, CALAMOS Market Neutral Fund, CALAMOS Growth Fund, CALAMOS Global Convertible Fund, CALAMOS High Yield Fund, CALAMOS Convertible Technology Fund, CALAMOS Mid Cap Value Fund, and CALAMOS Convertible Portfolio are referred to individually as a "Fund" and together as the "Funds." CALAMOS FINANCIAL SERVICES, INC., a broker-dealer and the Funds' distributor, is referred to as "CFS." CALAMOS ASSET MANAGEMENT, INC., the Funds' investment adviser, is referred to as "CAM." The Trusts, CFS, and CAM may all be contacted at the same address, above.

      If you are a shareholder of one or more of the Funds of Investment Trust, you also should have received the CALAMOS Family of Funds' annual report to shareholders for the fiscal year ended March 31, 2001, and the semiannual report for the six months ended September 30,

2001. If you are a shareholder of CALAMOS Convertible Portfolio, you also should have received the Fund's annual report to shareholders for the fiscal year ended December 31, 2001. IF YOU WOULD LIKE ANOTHER COPY OF EITHER TRUST'S ANNUAL REPORT OR THE SEMIANNUAL REPORT, PLEASE WRITE TO OR CALL THE TRUSTS AT THE ADDRESS OR TELEPHONE NUMBER SHOWN AT THE TOP OF THIS PAGE. THE REPORTS WILL BE SENT TO YOU WITHOUT CHARGE.

                              SUMMARY OF PROPOSALS

      You are being asked to vote on two proposals -- (1) election of trustees and (2) proposed changes to the Funds' fundamental investment restrictions that will give the Funds greater investment flexibility. The shareholders of each Trust will vote together on the election of trustees, and the shareholders of each Fund will vote separately on the proposed investment restrictions.

                                                          CALAMOS INVESTMENT TRUST
                                              ------------------------------------------------
                                                            CONVERTIBLE
                                                              GROWTH        MARKET
                                              CONVERTIBLE   AND INCOME     NEUTRAL     GROWTH
PROPOSAL                                         FUND          FUND          FUND       FUND
1.     Election of Trustees                        X             X            X           X
2.     Changes to Fundamental Investment
         Restrictions
2(a).  Diversification                             X             X            X           X
2(b).  Investing in Real Estate, Commodities
         or Commodity Contracts                    X             X            X           X
2(c).  Investing in Illiquid Securities            X             X            X           X
2(d).  Borrowing                                   X             X            X           X
2(e).  Senior Securities                           X             X            X           X

                                                          CALAMOS INVESTMENT TRUST
                                              -------------------------------------------------
                                                GLOBAL                    CONVERTIBLE   MID CAP
                                              CONVERTIBLE   HIGH YIELD    TECHNOLOGY     VALUE
PROPOSAL                                         FUND          FUND          FUND        FUND
1.     Election of Trustees                     X             X             X            X
2.     Changes to Fundamental Investment
         Restrictions
2(a).  Diversification                          X             X             --           X
2(b).  Investing in Real Estate, Commodities
         or Commodity Contracts                 X             X             X            X
2(c).  Investing in Illiquid Securities         X             X             X            X
2(d).  Borrowing                                X             X             X            X
2(e).  Senior Securities                        X             X             X            X

                                                                   CALAMOS ADVISORS TRUST
                                                                   ----------------------
PROPOSAL                                                           CONVERTIBLE PORTFOLIO
1.     Election of Trustees                                                  X
2.     Changes to Fundamental Investment Restrictions
2(a).  Diversification                                                       X
2(b).  Investing in Real Estate, Commodities or Commodity
         Contracts                                                           X
2(c).  Investing in Illiquid Securities                                      X
2(d).  Borrowing                                                             X
2(e).  Senior Securities                                                    --

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

      The persons named on the accompanying proxy card(s) intend to vote at the meeting (unless otherwise directed) FOR the election of the seven nominees named below as trustees of each Trust. Five of the nominees currently serve as trustees. Each nominee was unanimously nominated by each board of trustees.

      Each trustee elected will hold office until the next meeting of shareholders or until his successor is elected and qualified. Each nominee has consented to being named herein and to serve if elected. If any nominee is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the board of trustees.

      The following table sets forth each nominee's position(s) with each Trust, age, principal occupation during the past five years, other directorships, and the date on which he first became a trustee of each Trust. Each nominee, except Messrs. Marsh and Rybak, oversees eight portfolios of the Investment Trust, one portfolio of the Advisors Trust and the Calamos Convertible Opportunities and Income Fund, a closed-end investment company that is not operational as of the date of this proxy statement. Messrs. Marsh and Rybak oversee the Calamos Convertible Opportunities and Income Fund.

TRUSTEES WHO ARE INTERESTED PERSONS OF EACH TRUST:

                       POSITION(S) HELD WITH TRUSTS       PRINCIPAL OCCUPATION(S),
NAME AND AGE AT         AND DATE FIRST ELECTED OR    INCLUDING OTHER DIRECTORSHIPS HELD,
MARCH 31, 2002             APPOINTED TO OFFICE               DURING PAST 5 YEARS
John P. Calamos, 61*   Trustee and President,        President, CAM and CFS
                         Investment Trust (since
                         1988) and Advisors Trust
                         (since 1999)
Nick P. Calamos, 40*   Trustee and Vice President,   Executive Vice President,
                         Investment Trust (since       CAM and CFS
                         1992) and Advisors Trust
                         (since 1999)

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF EACH TRUST:

                       POSITION(S) HELD WITH TRUSTS       PRINCIPAL OCCUPATION(S),
NAME AND AGE AT         AND DATE FIRST ELECTED OR    INCLUDING OTHER DIRECTORSHIPS HELD,
MARCH 31, 2002             APPOINTED TO OFFICE               DURING PAST 5 YEARS
Richard J. Dowen, 57   Trustee, Investment Trust     Chair and Professor of Finance,
                         (since 1988) and Advisors     Northern Illinois University
                         Trust (since 1999)
Joe F. Hanauer, 64     Trustee, Investment Trust     Director, MAF Bancorp (banking);
                         and Advisors Trust (since     Director, Homestore.com, Inc.,
                         2001)                         (Internet provider of real estate
                                                       information and products);
                                                       Director, Grubb & Ellis Co.
                                                       (advisory firm specializing in
                                                       real estate); Director, Combined
                                                       Investments, L.P. (investment
                                                       management)
John E. Neal, 52       Trustee, Investment Trust     Managing Director, Bank One Capital
                         and Advisors Trust (since     Markets (investment banking)
                         2001)                         (since 1999); Private Investor
                                                       (1998); and President, Kemper
                                                       Mutual Funds (1996-1997)

                       POSITION(S) HELD WITH TRUSTS       PRINCIPAL OCCUPATION(S),
NAME AND AGE AT         AND DATE FIRST ELECTED OR    INCLUDING OTHER DIRECTORSHIPS HELD,
MARCH 31, 2002             APPOINTED TO OFFICE               DURING PAST 5 YEARS
Weston W. Marsh, 51    Nominee                       Partner, Freeborn & Peters (law
                                                       firm); Director, Telesource
                                                       International
William Rybak, 51      Nominee                       Executive Vice President and CFO,
                                                       Van Kampen Investments, Inc. (and
                                                       subsidiaries) (investment
                                                       manager) (1986-2000); Director,
                                                       Alliance Bancorp (formerly
                                                       Hinsdale Financial Corporation)
                                                       (Savings & loan holding company)
                                                       (1986-2001); Director, Howe
                                                       Barnes Investments (since January
                                                       2002)

* Messrs. John Calamos and Nick Calamos are trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") because they are affiliates of CAM and CFS. Nick Calamos is a nephew of John Calamos.

      The address of Messrs. John Calamos and Nick Calamos is 1111 East Warrenville Road, Naperville, Illinois 60563-1493. The address of Mr. Dowen is Department of Finance, Northern Illinois University, DeKalb, Illinois 60115; that of Mr. Hanauer is 361 Forest Avenue, Suite 200, Laguna Beach, California 92651; that of Mr. Neal is 309 Sterling Road, Kenilworth, Illinois 60043; that of Mr. Marsh is 311 South Wacker Drive, Suite 3000, Chicago, IL 60606-6677; and that of Mr. Rybak is 12813 Misty Harbour Lane, Palos Park, IL 60464.

      OFFICERS. Messrs. John Calamos and Nick Calamos are president and vice president of each Trust, respectively. The preceding table gives more information about Messrs. John Calamos and Nick Calamos. The following table sets forth each other officer's name, position with each Trust, age, principal occupation during the past five years, other directorships, and the date on which he or she first became an officer of each Trust. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

                          POSITION(S) HELD WITH TRUSTS       PRINCIPAL OCCUPATION(S),
NAME AND AGE AT            AND DATE FIRST ELECTED OR    INCLUDING OTHER DIRECTORSHIPS HELD,
MARCH 31, 2002                APPOINTED TO OFFICE               DURING PAST 5 YEARS
Rhowena Blank, 33         Treasurer, Investment Trust   Vice President -- Operations, CAM
                            and Advisors Trust (since     (since 1999); Vice President, CFS
                            1999)                         (since 2000); Director of
                                                          Operations, Christian Brothers
                                                          Investment Services (1998-1999);
                                                          and Audit Manager, Ernst & Young,
                                                          LP (1994-1998)

                          POSITION(S) HELD WITH TRUSTS       PRINCIPAL OCCUPATION(S),
NAME AND AGE AT            AND DATE FIRST ELECTED OR    INCLUDING OTHER DIRECTORSHIPS HELD,
MARCH 31, 2002                APPOINTED TO OFFICE               DURING PAST 5 YEARS
Patrick H. Dudasik, 46    Vice President, Investment    Executive Vice President, Chief
                            Trust and Advisors Trust      Financial Officer and
                            (since 2001)                  Administrative Officer, and
                                                          Treasurer of CAM and CFS (since
                                                          2001); Chief Financial Officer,
                                                          David Gomez and Associates, Inc.
                                                          (1998-2001); and Chief Financial
                                                          Officer, Scudder Kemper
                                                          Investments, Inc. (1994-1998)
James S. Hamman, Jr., 32  Secretary, Investment Trust   Executive Vice President and
                            (since 1998) and Advisors     General Counsel, CAM (since 1998)
                            Trust (since 1999)            and CFS (since 1999); Vice
                                                          President and Associate Counsel,
                                                          Scudder Kemper Investments, Inc.
                                                          (1996-1998)
Jeff Lotito, 30           Assistant Treasurer,          Operations Manager, CAM (since
                            Investment Trust and          2000); Manager -- Fund
                            Advisors Trust (since         Administration, Van Kampen
                            2000)                         (1999-2000); Supervisor --
                                                          Corporate Accounting, Stein Roe
                                                          and Farnham (1998-1999); and
                                                          Supervisor-Financial Reporting,
                                                          Scudder Kemper Investments, Inc.
                                                          (1996-1998)

      The address of each officer is 1111 East Warrenville Road, Naperville, Illinois 60563-1493.

      COMMITTEES OF EACH BOARD OF TRUSTEES. Each Trust's board of trustees currently has three standing committees:

      - Executive Committee. Messrs. John Calamos and Nick Calamos are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

      - Audit Committee. Messrs. Dowen, Hanauer, and Neal serve on the audit committee. The audit committee recommends independent auditors to the trustees, monitors the auditors' performance, reviews the results of each Fund's audit, and responds to other matters deemed appropriate by the board of trustees.

      - Governance Committee. Messrs. Dowen, Hanauer, and Neal serve on the governance committee. The governance committee oversees the independence and effective functioning of the board of trustees and endeavors to be informed about good practices for mutual fund boards.

      In addition to the above committees, there is a pricing committee comprised of officers of each Trust and employees of CAM.

      During the fiscal years ended March 31, 2002, for the Investment Trust, and December 31, 2001, for the Advisors Trust, each Trust's board of trustees held eight meetings, the executive committees held no meetings, and the audit committees held two meetings. The governance committees were created in November 2001 and held three meetings between that date and March 31, 2002. All of the trustees and committee members then serving attended at least 75% of the meetings of each board of trustees and applicable committees held during each such fiscal year.

      TRUSTEE COMPENSATION. Messrs. John Calamos and Nick Calamos, the trustees who are "interested persons" of the Trust, do not receive compensation from the Trust. Although they are compensated, the noninterested trustees do not receive any pension or retirement benefits from the Funds. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Trusts during the periods indicated to each of the current trustees by each Trust.

  Aggregate Compensation from:

                               ADVISORS TRUST    INVESTMENT TRUST    FUND COMPLEX**
NAME                           1/1/01-12/31/01    4/1/01-3/31/02    1/01/01-12/31/01
John P. Calamos                    $    0            $     0            $     0
Nick P. Calamos                         0                  0                  0
Richard J. Dowen                    2,972             25,777             20,000+
Joe F. Hanauer*                       292              9,819              2,333
John E. Neal*                         292              9,819              2,333

+ Includes fees deferred during the year pursuant to a deferred compensation plan with the Trusts. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the Calamos Funds selected by the trustee. As of December 31, 2001 the value of Mr. Dowen's deferred compensation account was $33,487.

*  Messrs. Hanauer and Neal were appointed trustees of the Trusts in November
   2001.

** For the periods shown, the Fund Complex includes Investment Trust and Advisors Trust.

      Each Trust has adopted a deferred compensation plan (the "Plan") for its noninterested trustees. Under the Plan, a trustee who is not an "interested person" of the Trust or CAM ("participating trustees") may defer receipt of all or a portion of his compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the trustee. The value of a trustee's deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in shares of one or more of the Funds of Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee's beneficiaries. Each Fund's obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund's obligations to make payments under the Plan.

      REQUIRED VOTE. The vote of a plurality of all shares of a Trust voted at a meeting at which there is a quorum is required to elect the nominees as trustees of that Trust. Therefore, the seven nominees receiving the highest number of votes cast at the meeting will be elected. Each share is entitled to one vote, and a majority of the shares of each Trust entitled to vote is a quorum for that Trust.

BOARD RECOMMENDATION

      THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" EACH NOMINEE.

                                   PROPOSAL 2
                 CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS

BACKGROUND AND SUMMARY

      INTRODUCTION. Each of the Funds is subject to various investment restrictions that govern that Fund's investment activities. Under the 1940 Act, a mutual fund must have "fundamental" policies regarding certain types of activities. (A fundamental policy can only be changed by a shareholder vote.) A mutual fund may also designate additional restrictions as fundamental, and it may also adopt "nonfundamental" restrictions, which may be changed by the board of the Fund without shareholder approval. Each Fund's investment restrictions are set forth in the Fund's Statement of Additional Information.

      WHY ARE THE BOARDS RECOMMENDING CHANGES? Certain legal and regulatory requirements applicable to mutual funds have changed since the Funds were organized, respectively. For example, certain restrictions imposed by state laws and regulations were preempted by a federal securities law and therefore are no longer applicable to funds. As a result of that change in federal law, the Funds currently are subject to several fundamental investment restrictions that either are more restrictive than required under current law or are no longer required at all.

      A number of the current fundamental restrictions of the Funds also reflect regulatory, business, or industry conditions, practices, or requirements that at one time, for a variety of reasons, led to the imposition of limitations on the management of the Funds' investments. With the passage of time, the development of new practices and changes in regulatory standards, several of those fundamental restrictions have become unnecessary or unwarranted in the judgment of the board of trustees. In addition, other fundamental restrictions reflect federal regulatory requirements that remain in effect, but that are not required to be stated as fundamental restrictions. Accordingly, each board recommends that the shareholders approve particular subproposals that amend or eliminate certain of the Fund's current fundamental investment restrictions.

      The purpose of the proposed changes is to provide the Funds with greater flexibility to pursue their investment objectives and policies. The proposed restrictions satisfy current federal regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market, or technical changes.

      The boards also believe that if shareholders approve the proposed changes to the Funds' fundamental investment restrictions each Fund will be able to minimize costs and delays associated with holding future shareholder meetings to revise those fundamental investment restrictions that have become outdated or inappropriate. In addition, each board believes that CAM's ability to manage the Funds' assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by these changes.

      WILL APPROVAL OF THESE CHANGES RESULT IN CHANGES TO A FUND'S INVESTMENT STRATEGY OR RISK? Although the proposed changes in fundamental investment restrictions will provide each Fund greater flexibility to respond to future investment opportunities, the boards do not anticipate that the proposed changes will materially affect the manner in which the Funds are managed. Neither board anticipates that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in any Fund. If in the future the board should change materially the manner in which a Fund is managed, the Fund's prospectus or statement of additional information would be amended accordingly.

      WHAT SPECIFIC CHANGES TO THE INVESTMENT RESTRICTIONS ARE RECOMMENDED? The recommended changes are specified below in the subproposals.

      WHAT VOTE IS REQUIRED TO APPROVE THE AMENDMENT TO EACH FUND'S INVESTMENT RESTRICTIONS? Shareholders are requested to vote on each subproposal in Proposal 2 separately. For each Fund, each subproposal requires the affirmative vote of the lesser of (a) 67% of the shares of the Fund present at the meeting in person or by proxy, if more than 50% of the shares entitled to votes are present in person or by proxy, or (b) a majority of the Fund's shares entitled to vote. Abstentions and broker nonvotes will have the practical effect of a "No" vote if adoption of each of the subproposals of Proposal 2 is to be determined pursuant to clause (a) of the preceding sentence and will have no effect on the outcome of the vote if adoption is to be determined pursuant to clause (b).

SUBPROPOSAL 2(a). DIVERSIFICATION.

      Each Fund currently has a fundamental investment restriction limiting the extent to which it can invest in the securities of any one issuer. The current fundamental restriction for each Fund except Convertible Technology Fund is set forth below:

      [A Fund/Portfolio may not] as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

      Each board proposes that the fundamental investment restriction on diversification for each Fund, except Convertible Technology Fund, be amended to read:

      [A Fund/Portfolio may not] make any investment inconsistent with the Fund's [Portfolio's] classification as a diversified investment company under the Investment Company Act of 1940 if the Fund [Portfolio] is classified as a diversified investment company.

      Each of the Funds, except for Convertible Technology Fund, currently operates as a diversified fund within the meaning of the 1940

Act. However, the current policy does not conform to the exact definition of a "diversified" company as set forth in the 1940 Act. Therefore, the proposed amendment would conform the diversification policy of the Funds to the specific language of the 1940 Act. Each board also believes that the proposed amendment may increase the Funds' flexibility when choosing investments in the future in the event the laws on diversification change over time. In the unlikely event that the Investment Trust board should re-classify the Convertible Technology Fund as a diversified fund, the amended restriction also would apply to that Fund.

SUBPROPOSAL 2(b). INVESTING IN REAL ESTATE, COMMODITIES OR COMMODITY CONTRACTS.

      Each Fund currently has a fundamental investment restriction prohibiting investment in real estate, commodities or commodity contracts. Commodity contracts provide for future delivery of physical commodities or financial instruments such as foreign currencies or U.S. Government securities. The current fundamental restriction is set forth below:

      [A Fund/Portfolio may not] purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts.

      Each board proposes that each Fund's fundamental investment restriction on commodities be amended to read:

      [A Fund/Portfolio may not] purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, except that a Fund [Portfolio] may (a) enter into futures, options and options on futures,
      (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities.

      The purpose of this amendment is to clarify each Fund's permitted investments. For example, the proposed amendment clarifies that each Fund may invest in futures and options contracts that do not provide for future delivery of physical commodities. The boards believe that the amendment will assist the Funds in maximizing performance opportunities and maintaining compliance with the various investment restrictions to which the Funds are subject.

SUBPROPOSAL 2(c). INVESTING IN ILLIQUID SECURITIES.

      Each Fund currently has a fundamental investment restriction limiting its investment in illiquid securities. The current restriction for the Funds is set forth below:

      [A Fund/Portfolio may not] invest more than 10% (or 15% in the case of Global Convertible Fund) of the Fund's [Portfolio's] net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days.

      Each board recommends that shareholders of each Fund eliminate this fundamental investment restriction as a fundamental policy. Each Board intends to adopt this restriction as a nonfundamental policy restriction. Under current federal law, this investment restriction is not required to be fundamental. In addition, the boards believe that its elimination as a fundamental investment restriction could increase the Funds' investment flexibility in the future. If approved, each Fund could invest in illiquid securities up to the maximum amount permitted by the Securities and Exchange Commission, which currently is 15% of the Fund's net assets at the time of investment. However, it is not expected that any of the Funds would invest more than 10% (or 15% in the case of Global Convertible Fund) of its net assets in illiquid securities.

SUBPROPOSAL 2(d). BORROWING.

      Each Fund of Investment Trust currently has a fundamental investment restriction prohibiting the borrowing of money from any source in excess of 10% of the Fund's gross assets (taken at cost), and then only as a temporary measure for extraordinary or emergency purposes. It is proposed that the current fundamental restriction be amended to permit greater flexibility in borrowing. The current fundamental restriction is set forth below:

      [A Fund may not] borrow, except that the Fund may (a) borrow up to 10% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 10% of total assets, and the Fund will not purchase securities when its borrowings exceed 5% of total assets) and (b) enter into transactions in options;

      The Convertible Portfolio has a similar restriction prohibiting borrowing except from banks and for entering certain transactions in options and futures. Its current fundamental restriction is set forth below:

      [The Portfolio may not] borrow, except that the Portfolio may (a) borrow from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Portfolio's total assets at the time of the borrowing, and (b) enter into transactions in options, futures and options on futures;

      Each board proposes that each Fund's fundamental investment restriction on borrowing be amended to read:

      [A Fund/Portfolio may not] borrow, except from banks, other affiliated Funds and other entities to the extent permitted under the Investment Company Act of 1940.

      If the proposed change is approved, each Fund will be able to borrow up to the 1940 Act limit. Each Fund will no longer be restricted from borrowing only to meet redemption requests or for extraordinary or emergency purposes, and would not be limited to borrowing only from banks. Currently under the 1940 Act a Fund's borrowings may not exceed one-third of the Fund's total assets. Generally, the Funds intend to borrow solely to meet redemption requests, and not to increase their holdings of portfolio securities. If a Fund engages in borrowing to increase its holdings (leveraging) or if the Fund purchases securities while borrowing, the net asset value of its shares will be more volatile than if the Fund does not engage in leveraging.

SUBPROPOSAL 2(e). SENIOR SECURITIES.

      Each Fund of Investment Trust is currently subject to a fundamental investment prohibiting the issuance of any senior security. A "senior security" is an obligation of a Fund with respect to its assets that takes precedence over the claims of the Fund's shareholders with respect to the same assets. The current fundamental restriction is set forth below:

      [A Fund may not] issue any senior security, except that the Market Neutral Fund may sell securities short.

      The board proposes that each Fund's fundamental investment restriction on issuing senior securities be amended to read:

      [A Fund may not] issue any senior security, except to the extent permitted under the Investment Company Act of 1940.

      The purpose of this proposal is to clarify each Fund's fundamental policy on the issuance of senior securities and to maximize each

Fund's opportunity in this area. Essentially, the proposed restriction clarifies each Fund's ability to engage in investment transactions (such as repurchase transactions and collateral arrangements in connection with futures and options) which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. The board believes that flexible policies will assist the Funds in maintaining compliance with the various investment restrictions to which the Funds are subject. The Advisors Trust currently has this same proposed fundamental investment restriction in effect.

BOARD RECOMMENDATION

      THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" EACH SUBPROPOSAL 2(a)-2(e) IN PROPOSAL 2, EXCEPT THAT SUBPROPOSAL 2(e) DOES NOT APPLY TO ADVISORS TRUST.

                                 OTHER MATTERS

      The board of trustees of each Trust knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

                       MORE INFORMATION ABOUT THE MEETING

      SHAREHOLDERS. At the record date, the Funds had the following numbers of shares outstanding:

                Convertible Fund, 36,647,727 shares;
                Convertible Growth and Income Fund, 19,600,433 shares; Market Neutral Fund, 39,508,267 shares;
                Growth Fund, 45,138,938 shares;
                Global Convertible Fund, 2,808,368 shares;
                High Yield Fund, 1,544,995 shares;
                Convertible Technology Fund, 541,778 shares;
                Mid Cap Value Fund, 151,389 shares; and
                Convertible Portfolio, 1,395,199 shares.

      The only persons known to own beneficially (as determined in accordance with rule 13d-3 under the Securities Exchange Act of 1934 as amended (the "1934 Act") 5% or more of the outstanding shares of any Fund at March 31, 2002 were:

Convertible Portfolio

                                                         PERCENTAGE (%) OF
                                                         OUTSTANDING SHARES
SHAREHOLDER                           NUMBER OF SHARES      OF THE FUND
Kansas City Life Insurance Co.         1,207,960.8340          87.24%
VAN
Attn: Marty Renzelman
P.O. Box 419139
Kansas City, MO 64141-6139
(Owned of Record)

Kansas City Life Insurance Co.           129,327.5340           9.34%
VUL
Attn: Marty Renzelman
P.O. Box 419139
Kansas City, MO 64141-6139
(Owned of Record)

Convertible Fund -- Class A

SHAREHOLDER
Merrill Lynch & Co., Inc.              3,534,817.1120          21.42%
For the Sole Benefit of Its
Customers
Attn: Fund Admin-97HC5
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Charles Schwab & Co.                   1,727,480.3470          10.47%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122
(Owned of Record)

Prudential Securities Inc.               857,774.9000           5.20%
Special Customer Account
For the Sole Benefit of Its
Customers
Attn: Mutual Funds
One New York Plaza
New York, NY 10292-0001
(Owned of Record)

Convertible Fund -- Class B

                                                         PERCENTAGE (%) OF
                                                         OUTSTANDING SHARES
SHAREHOLDER                           NUMBER OF SHARES      OF THE FUND
Merrill Lynch & Co., Inc.              2,267,043.5220          55.93%
For the Sole Benefit of Its
Customers
Attn Fund Admin-97HC5
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Convertible Fund -- Class C

SHAREHOLDER
Merrill Lynch & Co., Inc.              6,140,079.6570          52.36%
For the Sole Benefit of Its
Customers
Attn: Fund Admin-97G09
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Convertible Fund -- Class I

SHAREHOLDER
LaCross and Company                    1,354,609.4630          67.27%
For the Benefit of Its Customers
311 Main St
P.O. Box 489
LaCross, WI 54602-0489
(Owned of Record)

Daniel E Koshland Jr. Tr.                283,125.7080          14.06%
Daniel E Koshland Jr.
Charitable Remainder Unitrust
U/A DTD Jan. 21, 1996
P.O. Box 7310
Menlo Park, CA 94026-7310
(Owned Beneficially)

Wexford Clearing Services Corp. FBO      152,444.3880           7.57%
John P. Calamos
Nick P. Calamos Co-Ttees
Calamos Financial Ser
Inc. Empl
PS Plan
Naperville, IL 60563*
(Owned of Record)

Convertible Growth and Income Fund -- Class A

                                                         PERCENTAGE (%) OF
                                                         OUTSTANDING SHARES
SHAREHOLDER                           NUMBER OF SHARES      OF THE FUND
Charles Schwab & Co.                   2,510,582.9440          25.15%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122
(Owned of Record)

Merrill Lynch & Co., Inc.              1,704,195.5620          17.07%
For the Sole Benefit of Its
Customers
Attn: Fund Admin-97HC4
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Convertible Growth and Income Fund -- Class B

SHAREHOLDER
Merrill Lynch & Co., Inc.              1,194,917.6350          47.13%
For the Sole Benefit of Its
Customers
Attn: Fund Admin-97HC5
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Convertible Growth and Income Fund -- Class C

SHAREHOLDER
Merrill Lynch & Co., Inc.              2,278,461.2780          50.16%
For the Sole Benefit of Its
Customers
Attn: Fund Admin-97KS6
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Convertible Growth and Income Fund -- Class I

                                                         PERCENTAGE (%) OF
                                                         OUTSTANDING SHARES
SHAREHOLDER                           NUMBER OF SHARES      OF THE FUND
Wexford Clearing Services                122,626.0320          97.65%
Corp. FBO
John P. Calamos
Nick P. Calamos Co-Ttees
Calamos Financial Ser
Inc. Empl
PS Plan
Naperville, IL 60563*
(Owned of Record)

Market Neutral Fund -- Class A

SHAREHOLDER
Charles Schwab & Co.                   7,116,006.9750          31.88%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122
(Owned of Record)

Merrill Lynch & Co., Inc.              3,134,859.5430          14.05%
For the Sole Benefit of Its
Customers
Attn: Fund Admin-97HC6
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Market Neutral Fund -- Class B

SHAREHOLDER
Merrill Lynch & Co., Inc.                892,711.6520          27.60%
For the Sole Benefit of Its
Customers
Attn Fund Admin-97HC5
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Market Neutral Fund -- Class C

                                                         PERCENTAGE (%) OF
                                                         OUTSTANDING SHARES
SHAREHOLDER                           NUMBER OF SHARES      OF THE FUND
Merrill Lynch & Co., Inc.              6,085,516.0360          52.61%
For the Sole Benefit of Its
Customers
Attn: Fund Admin-97KS6
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Market Neutral Fund -- Class I

                                                       PERCENTAGE (%) OF
                                                       OUTSTANDING SHARES
SHAREHOLDER                         NUMBER OF SHARES      OF THE FUND
First Hawaiian Bank Corp. Co. TR.     753,881.3890           33.02%
FBO Hawaii Carpenters Finl.
Security Fund UAD Nov. 6, 1990
c/o Marshall & Ilsley Trust Co.
P.O. Box 2977
Milwaukee, WI 53201-2977
(Owned of Record)

First Hawaiian Bank Corporate TR.     752,763.7010           32.97%
Hotel Union & Hotel Industry of
Hawaii Pension Fund
c/o Marshall & Ilsley Trust Co.
Attn: Brian Mellor
1000 North Water Street, FL. 14
Milwaukee, WI 53202-6648
(Owned of Record)

US Bank National Association          389,963.8430           17.08%
Minnesota Power & Affiliated
Master Pension Trust
180 E. Fifth St
PO Box 64488
St. Paul, MN 55164-0488
(Owned of Record)

Charles Schwab & Co.                  245,444.5860           10.75%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122
(Owned of Record)

Growth Fund -- Class A

                                                         PERCENTAGE (%) OF
                                                         OUTSTANDING SHARES
SHAREHOLDER                           NUMBER OF SHARES      OF THE FUND
Merrill Lynch & Co., Inc.              3,410,000.8560          12.68%
For the Sole Benefit of Its
Customers
Attn: Fund Admin-97HC3
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Prudential Securities Inc.             2,637,360.3080           9.81%
Special Customer Account
For the Sole Benefit of Its
Customers
Attn: Mutual Funds
One New York Plaza
New York, NY 10292-0001
(Owned of Record)

Charles Schwab & Co.                   2,197,206.2140           8.17%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122
(Owned of Record)

Growth Fund -- Class B

SHAREHOLDER
Merrill Lynch & Co., Inc.               816,559.4600           25.35%
For the Sole Benefit of Its
Customers
Attn: Fund Admin-97HCS
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Growth Fund -- Class C

SHAREHOLDER
Merrill Lynch & Co., Inc.              3,770,354.8240          42.85%
For the Sole Benefit of Its
Customers
Attn: Fund Admin-97B60
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Growth Fund -- Class I

                                                         PERCENTAGE (%) OF
                                                         OUTSTANDING SHARES
SHAREHOLDER                           NUMBER OF SHARES      OF THE FUND
Bost & Co                               116,937.1330           62.31%
AC# 10109338004
P.O. Box 534005
Pittsburgh, PA 15353-4005
(Owned of Record)

Wexford Clearing Services Corp. FBO      63,290.9840           33.73%
John P. Calamos
Nick P. Calamos Co-Ttees
Calamos Financial Ser Inc. Empl
PS Plan
Naperville, IL 60563*
(Owned of Record)

Global Convertible Fund -- Class B

SHAREHOLDER
Merrill Lynch & Co., Inc.               41,371.6490            47.19%
For the Sole Benefit of Its
Customers
Attn: Fund Admin-97HC5
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

PaineWebber FBO                          8,403.0120             9.59%
Robert M. Cairns
240 Stone Haven Way
Seneca, SC 29672-9132
(Owned of Record)

LPL Financial Services                   5,072.4150             5.79%
A/C 4547-9577
9785 Towne Centre Drive
San Diego, CA 92121-1968
(Owned of Record)

Global Convertible Fund -- Class C

                                                         PERCENTAGE (%) OF
                                                         OUTSTANDING SHARES
SHAREHOLDER                           NUMBER OF SHARES      OF THE FUND
Merrill Lynch & Co., Inc.               260,179.8770           42.90%
For the Sole Benefit of Its
Customers
Attn: Fund Admin-97KT3
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Global Convertible Fund -- Class I

SHAREHOLDER
Wexford Clearing Services Corp. FBO     90,141.5860            97.66%
John P. Calamos
Nick P. Calamos Co-Ttees
Calamos Financial Ser Inc. Empl
PS Plan
Naperville, IL 60563*
(Owned of Record)

High Yield Fund -- Class A

                                                         PERCENTAGE (%) OF
                                                         OUTSTANDING SHARES
SHAREHOLDER                           NUMBER OF SHARES      OF THE FUND
Merrill Lynch & Co., Inc.               80,051.0140            11.73%
For the Sole Benefit of Its
Customers
Attn: Fund Admin-9EJB9
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

Wexford Clearing Services Corp. FBO     50,582.4540             7.41%
John P. Calamos
Nick P. Calamos Co-Ttees
Calamos Financial Ser Inc. Empl
PS Plan
Naperville, IL 60563*
(Owned of Record)

Wexford Clearing Services Corp. FBO     37,208.8390             5.45%
Wexford Clearing C/F
Paul Naffah MD
IRA Rollover DTD 02/23/90
6161 County Line Road
Hinsdale, IL 60527-4868
(Owned of Record)

Wexford Clearing Services Corp          35,134.2080             5.15%
Wexford Clearing C/F
Mr. John H. Olwin
Self SEP DTD 10/13/98
7337 E. Montebello Ave.
Scottsdale, AZ 85250-6023
(Owned of Record)

High Yield Fund -- Class B

SHAREHOLDER
Merrill Lynch & Co., Inc.               131,069.1900           74.24%
For the Sole Benefit of Its
Customers
Attn: Fund Admin-9EJB9
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

High Yield Fund -- Class C

                                                         PERCENTAGE (%) OF
                                                         OUTSTANDING SHARES
SHAREHOLDER                           NUMBER OF SHARES      OF THE FUND
Merrill Lynch & Co., Inc.               201,548.2150           61.10%
For the Sole Benefit of Its
Customers
Attn: Fund Admin-9EJB9
4800 Deer Lake Dr. 2nd Floor
Jacksonville, FL 32246-6484
(Owned of Record)

High Yield Fund -- Class I

SHAREHOLDER
Calamos Asset Management                  104.3460            100.00%
Attn: Corporate Accounting
1111 E. Warrenville Rd
Naperville, IL 60563-1405
(Owned Beneficially)

Convertible Technology Fund -- Class A

SHAREHOLDER
Wexford Clearing Services             73,070.0240            24.85%
Corp. FBO
John P. Calamos
Nick P. Calamos Co-Ttees
Calamos Financial
Ser Inc. Empl.
PS Plan
Naperville, IL 60563*
(Owned of Record)

Merrill Lynch & Co., Inc.             38,144.2010            12.97%
For the Sole Benefit of Its
Customers
Attn: Fund Admin-97HC5
4800 Deer Lake Dr. FL 2
Jacksonville, FL 32246-6484
(Owned of Record)

National Investor                     29,422.7040            10.01%
Services FBO
417-91099-15
55 Water Street, 32nd Floor
New York, NY 10041-0028
(Owned of Record)

Convertible Technology Fund -- Class B

                                                         PERCENTAGE (%) OF
                                                         OUTSTANDING SHARES
SHAREHOLDER                           NUMBER OF SHARES      OF THE FUND
Wexford Clearing Services Corp. FBO     72,255.7350            62.61%
John P. Calamos
Nick P. Calamos Co-Ttees
Calamos Financial Ser
Inc. Empl
PS Plan
Naperville, IL 60563*
(Owned of Record)

Merrill Lynch & Co., Inc.               25,034.3050            21.69%
For the Sole Benefit of Its
Customers
Attn: Fund Admin-97HCS
4800 Deer Lake Dr. FL 2
Jacksonville, FL 32246-6484
(Owned of Record)

Convertible Technology Fund -- Class C

SHAREHOLDER
Wexford Clearing Services Corp FBO      61,926.9270            47.70%
John P. Calamos
Nick P. Calamos Co-ttees
Calamos Financial Ser
Inc. Empl
PS Plan
Naperville, IL 60563*
(Owned of Record)

Merrill Lynch & Co., Inc.               21,840.0420            16.82%
For the Sole Benefit of Its
Customers
Attn: Fund Admin-97HC5
Fund Administration
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484
(Owned of Record)

Convertible Technology Fund -- Class I

                                                         PERCENTAGE (%) OF
                                                         OUTSTANDING SHARES
SHAREHOLDER                           NUMBER OF SHARES      OF THE FUND
Calamos Asset Management                  148.7480            100.00%
Attn Corporate Accounting
1111 E Warrenville Rd
Naperville, IL 60563-1405
(Owned Beneficially)

Mid Cap Value Fund -- Class A

SHAREHOLDER
Wexford Clearing Services Corp. FBO     30,581.0400            26.78%
John P. Calamos
1111 E. Warrenville Road
Naperville, IL 60563-1405*
(Owned of Record)

Calamos Asset Management                18,000.0000            15.76%
Attn Corporate Accounting
1111 E Warrenville Rd
Naperville, IL 60563-1405
(Owned Beneficially)

Wexford Clearing Services Corp. FBO     10,769.7440             9.43%
Wexford Clearing C/F
Robert J. Hertler
Ira Rollover DTD 01/26/96
P.O. Box 21
Rollins, MT 59931-0021
(Owned of Record)

Wexford Clearing Services Corp. FBO     10,000.0000             8.76%
Ms. Valerie Kohn
401 E Ontario St. Apt 4501
Chicago, IL 60611-6901
(Owned of Record)

Wexford Clearing Services Corp. FBO      5,846.3990             5.12%
Mark P. Fitzgerald &
Mary F. Fitzgerald JT Ten
27W605 Washington Ave
Winfield, IL 60190-1426
(Owned of Record)

Mid Cap Value Fund -- Class B

                                                         PERCENTAGE (%) OF
                                                         OUTSTANDING SHARES
SHAREHOLDER                           NUMBER OF SHARES      OF THE FUND
US Bank NA Cust                          3,139.1960            56.63%
Todd S. Moyer IRA A/C
6 Stout Dr.
Hillsborough, NJ 08844-2260
(Owned Beneficially)

Calamos Asset Management                 1,000.0000            18.04%
Attn: Corporate Accounting
1111 E. Warrenville Rd.
Naperville, IL 60563-1405
(Owned Beneficially)

NFSC FEBO # OC8-479373                     451.0280             8.14%
NFS/FMTC IRA
FBO Donald A. Edwards
16 Riverview Rd.
Glastonbury, CT 06033-3139
(Owned of Record)

Robert W. Baird & Co. Inc.                 401.2040             7.24%
A/C 4362-2713
777 East Wisconsin Avenue
Milwaukee WI 53202-5300
(Owned of Record)

NFSC FEBO # OC8-699977                     391.7440             7.07%
Donald A. Edwards P/Adm
Donald A. Edwards
PFT Shring Pl.
16 Riverview Rd.
Glastonbury, CT 06033-3139
(Owned of Record)

Mid Cap Value Fund -- Class C

                                                         PERCENTAGE (%) OF
                                                         OUTSTANDING SHARES
SHAREHOLDER                           NUMBER OF SHARES      OF THE FUND
Raymond James & Assoc. Inc.              1,235.2450            23.51%
FBO Bierschenk Grac.
Bin# 10913446
880 Carillon Pkwy
St. Petersburg, FL 33716-1100
(Owned of Record)

Raymond James & Assoc. Inc.              1,042.7530            19.85%
FBO McElhenny J
Bin# 10913489
880 Carillon Pkwy
St. Petersburg, FL 33716-1100
(Owned of Record)

Raymond James & Assoc. Inc.              1,042.7530            19.85%
FBO Keys Arlene
Bin# 10913494
880 Carillon Pkwy
St. Petersburg, FL 33716-1100
(Owned of Record)

Calamos Asset Management                 1,000.0000            19.03%
Attn: Corporate Accounting
1111 E. Warrenville Rd.
Naperville, IL 60563-1405
(Owned Beneficially)

Raymond James & Assoc. Inc.                417.1010             7.94%
FBO Lizzi Daniel
Bin# 11024467
880 Carillon Pkwy
St. Petersburg, FL 33716-1100
(Owned of Record)

Raymond James & Assoc. Inc.                414.5080             7.89%
FBO Lizzi Ira
Bin# 75783762
880 Carillon Pkwy
St. Petersburg, FL 33716-1100
(Owned of Record)

Mid Cap Value Fund -- Class I

SHAREHOLDER
Calamos Asset Management                  101.7290            100.00%
Attn: Corporate Accounting
1111 E. Warrenville Rd.
Naperville, IL 60563-1405
(Owned Beneficially)

* John P. Calamos and Nick P. Calamos are the trustees of the Calamos Financial Services, Inc. 401(k) Profit Sharing Plan and Trust and the Calamos Financial Services, Inc. 401(k) Employee Profit Sharing Plan and Trust. The shares owned beneficially by Mr. John Calamos include the shares owned by the Calamos Financial Services, Inc. 401(k) Profit Sharing Plan and Trust and the Calamos Financial Services, Inc. 401(k) Employee Profit Sharing Plan and Trust.

      At December 31, 2001, each trustee or nominee for election as a trustee, beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934
Act) shares of the respective Funds having values within the indicated dollar ranges.

                                         CONVERTIBLE                                         GLOBAL
DIRECTOR OR             CONVERTIBLE      GROWTH AND         MARKET                         CONVERTIBLE
NOMINEE                    FUND          INCOME FUND     NEUTRAL FUND     GROWTH FUND         FUND
John P. Calamos        over $100,000    over $100,000        None        over $100,000    over $100,000
Nick P. Calamos        over $100,000    over $100,000        None        over $100,000   $50,001-100,000
Richard J. Dowen           None        $10,001-50,000        None            None             None
Joe F. Hanauer             None             None             None            None             None
John E. Neal               None           $0-10,000      over $100,000       None             None
Weston W. Marsh            None             None             None            None             None
William Rybak              None             None             None            None             None

                                         CONVERTIBLE                                AGGREGATE DOLLAR
                         HIGH YIELD      TECHNOLOGY       MID CAP     CONVERTIBLE   RANGE OF SHARES
DIRECTOR OR NOMINEE         FUND            FUND        VALUE FUND*    PORTFOLIO      OF ALL FUNDS
John P. Calamos        over $100,000    over $100,000    None          None          over $100,000
Nick P. Calamos        $10,001-50,000   over $100,000    None          None          over $100,000
Richard J. Dowen            None            None         None          None         $10,001-50,000
Joe F. Hanauer              None            None         None          None              None
John E. Neal                None            None         None          None          over $100,000
Weston W. Marsh             None            None         None          None              None
William Rybak               None            None         None          None              None

* The Mid Cap Value Fund was not operational as of December 31, 2001.

      At April 1, 2002, each trustee or nominee for election as a trustee, and the trustees, nominees and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3) shares of each Fund (or percentage of outstanding shares) as follows:

                                                               CONVERTIBLE
                                                               GROWTH AND         MARKET
                                             CONVERTIBLE         INCOME           NEUTRAL
                                            --------------   ---------------   -------------
                                             NUMBER           NUMBER           NUMBER
                                               OF               OF               OF
DIRECTOR OR NOMINEE                         SHARES+     %     SHARES+     %    SHARES+    %
John P. Calamos++                           193,862    *      152,054    *          0    0
Nick P. Calamos++                           152,444    *      122,626    *          0    0
Richard J. Dowen                                  0    0        2,084    *          0    0
Joe F. Hanauer                                    0    0            0    0          0    0
John E. Neal                                      0    0          186    *     23,015    *
Weston W. Marsh                                   0    0            0    0          0    0
William Rybak                                     0    0            0    0          0    0
Trustees and Officers as a group (12
  persons)                                  195,534    *      156,711    *     26,272    *

                                                               GLOBAL
                                              GROWTH        CONVERTIBLE       HIGH YIELD
                                          --------------   --------------   ---------------
                                           NUMBER           NUMBER          NUMBER
                                             OF               OF              OF
DIRECTOR OR NOMINEE                       SHARES+     %    SHARES+     %    SHARES+     %
John P. Calamos++                         219,630    *     130,202    4.6%  50,582     3.3%
Nick P. Calamos++                          63,290    *      90,141    3.2%  50,582     3.3%
Richard J. Dowen                                0    0           0      0        0       0
Joe F. Hanauer                                  0    0           0      0        0       0
John E. Neal                                    0    0           0      0        0       0
Weston W. Marsh                                 0    0           0      0        0       0
William Rybak                                   0    0           0      0        0       0
Trustees and Officers as a group (12
  persons)                                221,218    *     130,202    4.6%  50,987     3.3%

                                          CONVERTIBLE        MID CAP        CONVERTIBLE
                                          TECHNOLOGY          VALUE          PORTFOLIO
                                        ---------------   --------------   -------------
                                         NUMBER           NUMBER           NUMBER
                                           OF               OF               OF
DIRECTOR OR NOMINEE                     SHARES+     %     SHARES+    %     SHARES+    %
John P. Calamos++                       214,540    39.6%  30,581    20.2%     0       0
Nick P. Calamos++                       207,251    38.3%       0       0      0       0
Richard J. Dowen                              0       0        0       0      0       0
Joe F. Hanauer                                0       0        0       0      0       0
John E. Neal                                  0       0        0       0      0       0
Weston W. Marsh                               0       0        0       0      0       0
William Rybak                                 0       0        0       0      0       0
Trustees and Officers as a group (12
  persons)                              214,540    39.6%  30,581    20.2%     0       0

---------------

 + Unless otherwise indicated, the persons named in the table above have sole voting and investment power over all shares beneficially owned by them, subject to applicable community property laws.

++ John P. Calamos and Nick P. Calamos are trustees of the Calamos Financial
   Services, Inc. 401(k) Profit Sharing Plan and Trust and Calamos Financial Services, Inc. 401(k) Employee Profit Sharing Plan and Trust. The shares owned beneficially by

Messrs. John Calamos and Nick Calamos include shares in various amounts from each of the Funds, except the Mid Cap Value Fund, owned by: Calamos Financial Services, Inc.; Calamos Financial Services, Inc. 401(k) Profit Sharing Plan and
   Trust; and Calamos Financial Services, Inc. 401(k) Employee Profit Sharing Plan and Trust.

 * Indicates less than 1%.

      HOW PROXIES WILL BE VOTED. All proxies solicited by each board of trustees that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be voted FOR all proposals. The participating insurance companies of the Advisors Trust are mailing copies of this proxy material to the holders of variable contracts who, by completing and signing the accompanying proxy cards, will instruct the separate accounts of the participating insurance companies how they wish the shares of the Convertible Portfolio to be voted. The separate accounts will vote shares of the Convertible Portfolio as instructed on the proxy cards by their variable contract holders. If no instructions are specified on a proxy returned by a variable contract holder, the separate accounts will vote the shares of the Convertible Portfolio represented thereby in favor of the proposals. The separate accounts intend to vote shares for which no proxies are returned in the same proportion as the shares for which proxies are received.

      HOW TO VOTE. Solicitation of proxies by personal interview, mail, telephone, and electronic mail may be made by officers and trustees of each Trust and employees of CAM, none of whom will receive any additional compensation for such service, and third-party solicitation agents. All costs incurred in connection with the meeting (including the cost of solicitation of proxies) will be paid by the Trusts. Each Trust has engaged ADP Brokerage Services ("ADP") to assist in the solicitation of proxies. It is anticipated that the cost of the proxy solicitation services provided by ADP will be approximately $110,000, plus out-of-pocket expenses.

      You may vote your shares by mail (by signing and returning the enclosed proxy card(s)), by telephone, or over the Internet. The trustees have been advised by counsel that Massachusetts law and each Trust's Agreement and Declaration of Trust permit voting by shareholders in accordance with these procedures.

      Householding. The Trusts reduce the number of duplicate shareholder reports and proxy statements your household receives by sending only one copy of those documents to those addresses shared by two or more accounts. Call the Trusts at 1-800-582-6959 or write to the Trusts at the address on page one of this proxy statement to request individual copies of shareholder reports and proxy statements. We will begin sending your household individual copies as soon as practicable after receiving your request.

      Internet and Telephone Voting. You may give your voting instructions via the Internet or by touchtone telephone by following the instructions provided with your proxy card(s).

      Voting by Mail. If you wish to participate in the meeting, but do not wish to give a proxy by telephone or via the Internet, you may complete, sign, and mail the proxy card(s) received with the proxy statement or attend the meeting in person. You may revoke any proxy, whether given in writing, by telephone or electronically, in accordance with the procedures outlined below under "Revoking a Proxy."

      Additional Solicitations. As the meeting date approaches, you may receive a call from a representative of CAM or ADP if your vote has not yet been received. CAM or ADP may ask you for authority, by telephone or by electronically transmitted instructions to permit CAM or ADP to sign a proxy on your behalf. CAM and ADP will record all instructions they receive from shareholders by telephone or electronically, and the proxies each signs pursuant to those instructions, in accordance with the following procedures. When receiving your instructions, the representative of CAM or ADP will ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of a Fund owned and confirmation that you have received the proxy statement in the mail. If the information you provide matches the information provided to CAM or ADP by a Trust, then the representative will explain the process. CAM or ADP will record your instructions and transmit them to the official tabulator. The trustees believe those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

      REVOKING A PROXY. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Secretary of CALAMOS INVESTMENT TRUST or CALAMOS ADVISORS TRUST at the Trust's offices located at 1111 East Warrenville Road, Naperville, Illinois 60563-1493; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

      QUORUM, VOTING AT THE MEETING, AND ADJOURNMENT. A majority of the shares of each Trust entitled to vote present in person or represented by proxy constitutes a quorum for electing the trustees of each Trust. For the purposes of changing a Fund's investment restrictions, a majority of the shares of each Fund entitled to vote present in person or represented by proxy constitutes a quorum. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker nonvotes will be treated as shares that are present at the meeting but have not been voted.

      If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any proposal for adjournment for a Fund will require the vote of a majority of the shares of that Fund represented at the meeting in person or by proxy. A vote may be taken on one of the proposals in this proxy statement before adjournment if a quorum is present and sufficient votes have been received for approval.

                             SHAREHOLDER PROPOSALS

      The Trusts are not required, and do not intend, to hold annual meetings of shareholders. Therefore, no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any such proposal should be submitted in writing to the Secretary of the Trusts at their principal offices at 1111 East Warrenville Road, Naperville, Illinois 60563-1493. Upon submitting a proposal, the shareholder shall provide a Trust with a written notice that includes the shareholder's name and address, the number of shares of each Fund that such shareholder holds of record or beneficially, the dates upon which such shares were acquired, and documentary support for a claim of beneficial ownership.

                                          By Order of the Boards of Trustees
                                          of CALAMOS INVESTMENT TRUST and
                                          CALAMOS ADVISORS TRUST,

                                          James S. Hamman, Jr.
                                          Secretary

May 10, 2002



         CALAMOS ADVISORS TRUST                                                         VOTE TODAY BY MAIL,
                                                                                   TOUCH-TONE PHONE OR THE INTERNET
                                                                                    CALL TOLL-FREE 1-888-690-6903
                                                                                    OR LOG ON TO WWW.PROXYWEB.COM



CONVERTIBLE PORTFOLIO



                                                                                            PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                                                     FOR THE MEETING OF SHAREHOLDERS - JUNE 26, 2002


The undersigned appoints John P. Calamos, Nick P. Calamos and James S. Hamman, Jr., or any of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the meeting of shareholders of CALAMOS ADVISORS TRUST to be held on
June 26, 2002 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.





                                                                                ____  Check here for address change.
                                                                                      New Address: _________________________________

                                                                                      Dated _______, 2002
                                                                                      Please vote, sign, date and return this proxy
                                                                                      card promptly using the enclosed envelope.


                                                                                      ______________________________________________

                                                                                      ______________________________________________
                                                                                                     Signature(s)
                                                                                      Please sign exactly as your name appears. If
                                                                                      acting as attorney, executor, trustee, or in
                                                                                      representative capacity, sign name and
                                                                                      indicate title.
                                                                                                                             CALAMOS

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  [X]
PLEASE DO NOT USE FINE POINT PENS.



                                                                                        YOUR VOTE IS IMPORTANT.
                                                                                   PLEASE MARK, SIGN, DATE AND RETURN
                                                                                      THIS PROXY PROMPTLY USING THE
                                                                                       ENCLOSED POSTMARKED ENVELOPE.




THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES AND FOR THE OTHER PROPOSALS BELOW.


1.  Election of trustees-Nominees: (01) John P. Calamos, (02) Nick P. Calamos,               FOR         WITHHOLD       FOR ALL
    (03) Richard J. Dowen,  (04) Joe F. Hanauer, (05) John E. Neal, (06) Weston W.           ALL           ALL           EXCEPT
    Marsh, and (07) William R. Rybak.                                                        [ ]           [ ]             [ ]

    _______________________________________________________________________________

    (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "For All Except" box and write that nominee's name in the space provided above.)


2.  To approve changes to the fundamental investment restrictions regarding:                 FOR        AGAINST         ABSTAIN

    a.   diversification.                                                                    [ ]            [ ]            [ ]

    b.   investing in real estate, commodities or commodities contracts.                     [ ]            [ ]            [ ]

    c.   investing in illiquid securities.                                                   [ ]            [ ]            [ ]

    d.   borrowing.                                                                          [ ]            [ ]            [ ]

====================================================================================================================================

                                                                            CHECK HERE IF YOU PLAN TO ATTEND THE MEETING   [ ]